Exhibit 10.15

LOAN AMENDING AGREEMENT

This Agreement dated effective as of the 8th day of June, 2009.

BETWEEN:

DYNAMIC GOLD CORP., a company organized in accordance with the laws of the State of Nevada (hereinafter called the “Borrower”)

- and –

TIM COUPLAND, an individual, residing in the Province of British Columbia (hereinafter called the “Lender”)

WHEREAS:

1.

Borrower and Lender are parties to a loan agreement dated January 8, 2008 (the “Loan Agreement”); and

2.

Borrower and Lender wish to amend the Loan Agreement;

NOW THEREFORE, in consideration of the sum of $10.00 now paid by each party to the other (the receipt and sufficiency of which is conclusively acknowledged) and the mutual premises contained herein, the parties hereby agree as follows:

1.

Initially capitalized terms and expressions used herein not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and in addition thereto “Amending Agreement” means this agreement amending the Loan Agreement.

2.

Recital paragraph 1 of the Loan Agreement is deleted in its entirety and replaced by the following:

“The Lender has agreed to lend to the Borrower and the Borrower has agreed to borrow from the Lender, the principal amount of U.S. $125,000 on the terms and subject to the conditions contained herein.”

3.

Paragraph (m) of the Definition section of the Loan Agreement is deleted in its entirety and replaced by the following:

“ “Loan” means a loan from the Lender to the Borrower in the aggregate principal amount of U.S. $125,000, of which $10,000 was advanced by the Lender to the Borrower on December 8, 2006, $10,800 was advanced by the Lender to the Borrower on March 31, 2007, $10,000 was advanced by the Lender to the borrower on April 3, 2007, $19,200 was advanced by the Lender to the borrower on December 21, 2007, $25,000 was advanced by the Lender to the Borrower on January 8, 2008, $15,000 was advanced by the Lender to the Borrower on May 24, 2008, 2008, $10,000  was advanced by the Lender to the Borrower on August 14, 2008, $15,000 was advanced by the Lender to the Borrower on September 16, 2008 and $10,000 was advanced by the Lender to the Borrower on June  8, 2009.  The principal amount outstanding under the Loan from time to time shall be evidenced by the Promissory Note;”

4.

Section 2.1 of the Loan Agreement is deleted in its entirety and replaced by the following:

“The Lender agrees to lend to the Borrower and the Borrower agrees to borrow from the Lender a Loan in the principal amount of up to U.S. $125,000, which Loan shall be repayable in accordance with the terms of this Agreement. The outstanding principal amount due and payable from the Borrower to the Lender pursuant to the Loan from time to time shall be evidenced by a Promissory Note or Promissory Notes delivered by the Borrower to the Lender at the time of any advance or advanced from the Lender to the Borrower.  The Borrower hereby acknowledges receipt on: (i) December 8, 2006 of the principal amount of $10,000; (ii) March 31, 2007 of the principal amount of $10,800; (iii) April 3, 2007 of the principal amount of $10,000; (iv) December 21, 2007 of the principal amount of $19,200; (v) January 8, 2008 of the principal amount of $25,000; (vi) May 24, 2008 of the principal amount of $15,000; (vii) August 14, 2008 of the principal amount of $10,000; (viii) September 16, 2008 of the principal amount of $15,000;  and (ix) June 8, 2009 of the principal amount of $10,000; advanced by the Lender and forming part of the Loan.”

5.

The Loan Agreement shall continue in full force and effect in accordance with its terms save and except as expressly amended by this Amending Agreement.

6.

The Loan Agreement, as amended by this Fifth Amending Agreement, is hereby ratified and confirmed.

7.

This Amending Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, successors, administrators and permitted assigns.

8.

Each of Borrower and Lender agrees to make, do and execute or cause to be made, done and executed all such further and other things, acts, deeds, documents, assignments and assurances as may be necessary or reasonably required to carry out the intent and purpose of the Loan Agreement, as amended by this Amending Agreement, fully and effectually.

9.

This Amending Agreement may be executed in one or more counterparts by the parties hereto, each of which shall be deemed an original but all of which together shall constitute one agreement.

IN WITNESS WHEREOF this Amending Agreement has been signed by a duly authorized officer of each of the parties in that behalf.

/s/	Robert Hall		/s/ Tim Coupland
Witness to signature of Tim Coupland			TIM COUPLAND
Name:	Robert Hall
Address:	506-675 West Hastings Street
Vancouver, BC, V6B 1N2

DYNAMIC GOLD CORP.
		Per:	/s/ Gord Steblin
Authorized Signature